Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

        In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Meritage Hospitality Group Inc. (the “Company”) on Form 10-Q for the period ending February 27, 2005 (the “Report”), I, William D. Badgerow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2005	MERITAGE HOSPITALITY GROUP INC. BY: /s/ William D. Badgerow —————————————— William D. Badgerow, Controller Chief Financial Officer

        A signed original of this written statement required by §906 has been provided to the Company and will be retained by the Company and furnished to the Securities & Exchange Commission or its staff upon request.